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                                                                  Exhibit 10.2

                            ------------------------
                                MODIFICATION OF
                            NOTE PURCHASE AGREEMENTS
                            ------------------------

                  THIS MODIFICATION OF NOTE PURCHASE AGREEMENTS (this "MODIFICATION"), dated as of November 21, 1996, is entered into by and among BLACK BOX CORPORATION OF PENNSYLVANIA (formerly known as Black Box Corporation; the "COMPANY") and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("PRUDENTIAL"), THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES ("EQUITABLE"), EQUITABLE VARIABLE LIFE INSURANCE COMPANY ("EQUITABLE/V") and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY ("MASSMUTUAL", and together with Prudential, Equitable and Equitable/V, the "NOTEHOLDERS").

                             W I T N E S S E T H :
                             ---------------------

                  WHEREAS, the Company and Prudential, Equitable, Equitable/V and MassMutual are parties to those certain separate Note Purchase Agreements, each dated as of May 6, 1994 (the "AGREEMENTS");

                  WHEREAS, the Company desires to make a Stock Payment to Black Box Corporation, a Delaware corporation (formerly known as MB Communications, Inc.; the "GUARANTOR") in the amount of $43,670,000 (the "SPECIAL DIVIDEND"), for the purpose of repaying certain Indebtedness of the Guarantor to the Company in the amount of $43,670,000 (the "INTERCOMPANY DEBT"), and to make certain other modifications to the Agreements.

                  WHEREAS, the Company has requested and the Noteholders have agreed to consent to the payment of the Special Dividend and to those modifications of the Agreements pursuant to paragraph 11C thereof;

                  WHEREAS, each of the Agreements provides that it may be amended (other than to make certain types of modifications not requested by the Company) with the consent of the holders of not less than two-thirds in aggregate principal amount of the Notes at any time outstanding under the Agreements;

                  WHEREAS, Prudential, Equitable, Equitable/V and MassMutual are, on the date hereof, the holders of 100% of the aggregate principal amount of the Notes outstanding under the Agreements; and

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders hereby agree as follows:


                  1. DEFINITIONS. Unless the context otherwise requires, capitalized terms used and not otherwise defined in this Modification shall have the meanings assigned to them in the Agreements.

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                  2. MODIFICATIONS TO NOTE PURCHASE AGREEMENTS. The Company and
the Noteholders agree to the following modifications:

                  (a) Paragraph 6A of each of the Agreements is amended in its entirety to read as follows:

                  6A. CONSOLIDATED NET WORTH. Consolidated Net Worth of the Company shall not at any time be less than $10,000,000.

                  (b) Paragraph 6B of each of the Agreements is amended in its entirety to read as follows:

                  6B. CASH FLOW OF THE COMPANY. As of the last day of each fiscal quarter, the ratio of (a) the Consolidated Net Income of the Company and its consolidated Subsidiaries, plus the amortization expense related to intangible assets of the Company and its consolidated Subsidiaries for the four
(4) most recently completed fiscal quarters to (b) the aggregate Indebtedness of the Company and its consolidated Subsidiaries determined in accordance with generally accepted accounting principles shall not be less than .25 to 1.

                  (c) Paragraph 6H of each of the Agreements is amended in its entirety to read as follows:

                  6H. DIVIDENDS AND RELATED DISTRIBUTIONS. The Company will not, and will not permit any of its Subsidiaries to, declare or make any Stock Payment, except as follows:

                  (i) Stock Payments to the Guarantor for the purposes of paying reasonable administrative costs and salaries of the Guarantor's employees, paying taxes and paying expenses incurred in the ordinary course of business; provided, that no Stock Payment pursuant to this clause (i) may be made (a) at any time when a Default or Event of Default exists or would occur after giving effect to such Stock Payment or (b) if, after giving effect to such Stock Payment, the aggregate amount of Stock Payments made during any fiscal year of the Company, together with any loans and advances made pursuant to paragraph 6G(iv) during such fiscal year, would exceed $1,500,000;

                  (ii) A Stock Payment to the Guarantor for the purpose of retiring in full Indebtedness of the Guarantor to the Company in the aggregate principal amount of $43,670,000;

                  (iii) A Subsidiary of the Company may declare and make Stock Payments if all of the capital stock of such Subsidiary is owned by the Company or by a direct or indirect Wholly-Owned Subsidiary of the Company.

                  (d) Paragraph 6M of each of the Agreements is amended in its entirety to read as follows:

                  6M. CAPITAL EXPENDITURES. The Company will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures


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on or after the date hereof, except for Capital Expenditures not in excess of
$3,500,000 in the aggregate by the Guarantor and its respective Subsidiaries in any fiscal year of the Company.

                  (e) The following definitions in paragraph 10B of each of the Agreements are amended in their entirety to read as follows:

                  "BB TECH LICENSE AGREEMENT" shall mean the Trademark/Service Mark License Agreement, dated as of October 1, 1992, between the Company and BB Technologies, Inc., as amended by Amendment No. 1 to Trademark/Service Mark License Agreement, dated as of December 21, 1993, as further amended by Amendment No. 2 to Trademark/Service Mark License Agreement dated as of May 6, 1994, and as further amended by Amendment No. 3 to Trademark/Service Mark License Agreement, dated as of July 1, 1995, and pursuant to paragraph 6O.

                  "BANK CREDIT AGREEMENT" shall mean, collectively, the Credit Agreement, dated as of May 6, 1994, between the Bank and the Company as amended by that certain First Amendment to Credit Agreement, dated as of March 30, 1995, by that certain Second Amended to Credit Agreement, dated as of August 1, 1995, by that certain Third Amendment to Credit Agreement, dated as of April 1, 1996 and by that certain Fourth Amendment to Credit Agreement dated as of November 21, 1996, and any and all documents delivered in connection therewith, including, without limitation, the Guaranty and Suretyship Agreement, dated as of May 6, 1994, by the Guarantor in favor of the Bank as amended by that certain First Amendment to Guaranty and Suretyship Agreement, dated as of March 30, 1995.

                  3. CONSENTS TO BB TECH LICENSE AGREEMENT AMENDMENT AND BANK CREDIT AGREEMENT AMENDMENT.

                  (a) Pursuant to paragraph 6O of each of the Agreements, the Noteholders consent to the amendment to the BB Tech License Agreement in substantially the form attached to this Modification as Exhibit A (the "THIRD LICENSE AGREEMENT AMENDMENT").

                  (b) Pursuant to Section 4.18 of the Guarantee Agreement, the Noteholders consent to the Fourth Amendment to Credit Agreement, dated as of November 21, 1996, between the Bank and the Company in substantially the form attached to this Modification as Exhibit B the ("FOURTH AMENDMENT").

                  4. INDUCING REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to each Noteholder as follows:

                  (a) This Modification and the payment of the Special Dividend have each been duly authorized by all necessary corporate action on the part of the Company. This Modification, when executed and delivered by the Company will constitute, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Except for the consent of the Bank which has been delivered contemporaneously herewith, no further consent of any other Person is required for the execution, delivery and performance of this Modification.


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                  (b) The execution, delivery and performance by the Company of this Modification and the declaration and payment of the Special Dividend will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, including without limitation the agreements or instruments set forth in Schedule 8G to the Agreements, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

                  (c) No consent, approval or authorization of, or registration, filing or declaration with any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Modification or the declaration and payment of the Special Dividend.

                  (d) After giving effect to each of this Modification and the declaration and payment of the Special Dividend, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the Company shall deliver to each of the Noteholders an Officer's Certificate, dated as of the Effective Date (as defined below), to such effect.

                  (e) The term of the Services Agreement has expired and none of the parties to the Services Agreement has exercised any option to renew or extend its term.

                  5. CONDITIONS TO EFFECTIVENESS. This Modification shall become effective (the "EFFECTIVE DATE") when and only when each of the following conditions has been satisfied:

                  (a) AMENDMENT TO BANK CREDIT AGREEMENT. The Fourth Amendment and all other agreements delivered in connection with the Fourth Amendment shall have been duly executed and delivered by the parties thereto, in each case (including without limitation all schedules and exhibits thereto) in substantially the form attached hereto as Exhibit B, and on the date hereof the Fourth Amendment and all such other certificates, documents and agreements shall be in full force and effect and no default or event of default shall exist thereunder and the Noteholders shall have received an Officer's Certificate from the Company to that effect.

                  (b) REPRESENTATION AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Company made in this Modification shall be true and correct in all material respects on and as of the Effective Date and the Noteholders shall have received an Officer's Certificate from the Company to that effect and covering the matters described in Section 4(d) of this Modification.

                  (c) CONSENT. The Noteholders shall have received from the Bank written consent to the execution and delivery by the Company of this Modification.

                  (d) FEES AND EXPENSES. The Company shall have paid (a) the fees and expenses of Schiff Hardin & Waite, special counsel to the Noteholders and (b) any expenses of the Noteholders, including, without limitation fees, expenses and disbursements of counsel, in connection with this Modification, in each case as required under Section 11B of each of the Agreements.


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                  6. NO OTHER AMENDMENTS. Except as otherwise expressly amended above, each of the Agreements shall remain in full force and effect and is hereby ratified and confirmed.


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                  IN WITNESS WHEREOF, the parties have caused this Modification of Note Purchase Agreements to be duly executed and delivered by their proper and duly authorized officers, as of the day and year first above written.

                                          THE PRUDENTIAL INSURANCE COMPANY
                                            OF AMERICA

                                          By:  /s/ KEVIN J. KRASKA
                                               -------------------------
                                               Name: Kevin J. Kraska
                                               Title: Vice President

                                          THE EQUITABLE LIFE ASSURANCE SOCIETY
                                            OF THE UNITED STATES

                                          By:  /s/ JOEL SEREBRANSKY
                                               -------------------------
                                               Name: Joel Serebransky
                                               Title: Investment Officer

                                          EQUITABLE VARIABLE LIFE INSURANCE
                                            COMPANY

                                          By:  /s/ JOEL SEREBRANSKY
                                               -------------------------
                                               Name: Joel Serebransky
                                               Title: Investment Officer


                                          MASSACHUSETTS MUTUAL LIFE INSURANCE
                                            COMPANY

                                          By:  /s/ MARK A. AHMED
                                               -------------------------
                                               Title: Managing Director


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                                          BLACK BOX CORPORATION OF
                                            PENNSYLVANIA

                                          By:  /s/ FREDERICK C. YOUNG
                                               ------------------------
                                               Name: Frederick C. Young
                                               Title: Vice President


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                              CONSENT OF GUARANTOR

                  BLACK BOX CORPORATION, a Delaware corporation (formerly known as MB Communications, Inc.), is the Guarantor under that certain Guarantee Agreement (the "GUARANTEE"), dated as of May 6, 1994, made by the Guarantor in favor of each holder of any Notes (the "HOLDERS"), and as such hereby consents to that certain Modification of Note Purchase Agreements dated as of November 21, 1996, by and among Black Box Corporation of Pennsylvania and The Prudential Insurance Company of America, The Equitable Life Assurance Society of the United States, Equitable Variable Life Insurance Company and Massachusetts Mutual Life Insurance Company (the "MODIFICATION") and the amendments and agreements contained therein and confirms and agrees that, notwithstanding the Modification and the effectiveness of the amendments and agreements contained therein, the Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Nothing herein is intended or shall be deemed to limit any Holder's rights under the Guarantee to take actions without the consent of the undersigned.

Dated as of November 21, 1996

                                            BLACK BOX CORPORATION

                                            By:  /s/ FREDERICK C. YOUNG
                                                 ---------------------------
                                                 Name:   Frederick C. Young
                                                 Title:  Vice President


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                                                                       EXHIBIT A

                   FORM OF THIRD LICENSE AGREEMENT AMENDMENT

                                 (See Attached)


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                                                                       EXHIBIT B

                  FORM OF FOURTH AMENDMENT TO CREDIT AGREEMENT

                                 (See Attached)